Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
Note 27 - Subsequent Events
In January 2025, the Company entered into an agreement with its major Mexican customer to receive payment settlement for approximately $125 million related to outstanding receivables for an agreed financing fee.
On February 19, 2025, the Company declared a cash distribution of $0.02 per share, which was paid to our shareholders in March 2025.
Following the payment of a $0.02 per share cash distribution in each December 2024 and March 2025, the adjusted conversion price for the convertible bonds is $6.9376 per share, with the current outstanding principal amount of the Convertible Bonds convertible into 34,507,611 shares.